SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):

                                November 15, 2001

                               Accelio Corporation
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            (Exact name of registrant as specified in its charter)



         Canada                      1-111898                     N/A
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     (State or Other         (Commission File Number)      (I.R.S. Employer
     Jurisdiction of                                    Identification Number)
     Incorporation)


                560 Rochester Street, Ottawa, Ontario K1S 5K2, Canada
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               (Address of principal executive offices) (zip code)

                                 (613) 230-3676
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             (Registrant's telephone number, including area code)


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        (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS.

     On November 15, 2001 Accelio Corporation (the "Company") released its earnings for the fiscal quarter ended October 31, 2001. The Company also announced that Trey Graham has been appointed senior vice president and chief financial officer. Jeffrey McMullen, formerly senior vice president and chief financial officer, has elected to leave the Company. A copy of the press release announcing the results and other matters is set forth in Exhibit 99.1 to this Current Report on Form 8-K ("Report") and is hereby incorporated by reference herein.

     This  Report  contains  forward-looking  statements  within the  meaning of
Section 27A of the Securities Act of 1933. Such forward-looking statements may be found in the press release attached hereto. In addition, when used in this Report, the words "believes", "intends", "anticipates", "expects", and similar expressions are intended to identify forward-looking statements. Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially from those described in the forward-looking statements as a result of changes in technology, changes in industry standards, new product introduction by competitors, increased participation in the enterprise software market by major corporations and other matters set forth in this Report. The Company does not undertake any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

ITEM 7.     EXHIBITS.

            Exhibit
            Number      Description

            99.1 Press release issued by the Company dated November 15, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ACCELIO CORPORATION
                                       (Registrant)



                                       By:   /s/ Trey Graham
                                          ---------------------------
                                          Name:  Trey Graham
                                          Title: Senior Vice President, Finance
                                                   and Chief Financial Officer

Dated:  November 15, 2001